Business combinations	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Business combinations
7	Business combinations
(i) Business combinations occurred in 2019 and 2018
No business combinations have occurred in 2019 and 2018.

(ii) Business combinations occurred in 2017
In January 2017 Natmex S.DE.R.L.DE.C.V., a subsidiary of the Parent, acquired 100% of a business composed by the three “Natuzzi” stores and twelve “Natuzzi” point of sales, located in Mexico, for a consideration of 4,123. This business was operating as a Natuzzi franchisee. At the date of the acquisition, the franchise agreements between Natuzzi and the original business were terminated. The primary reason for this acquisition was the opportunity to maintain the market presence in Mexico. The main factor that contributed to the determination of the purchase price was the presence of the stores and point of sales in key locations. The acquisition was accounted for using the acquisition method of accounting, in accordance with IFRS 3, and it resulted in the recognition of goodwill of Euro 2,041, which represents the excess of the purchase price over the fair value of assets acquired and liabilities assumed
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The following table summarizes the fair value of the assets acquired and liabilities assumed at date of acquisition.

Inventory	1,895
Other assets	187

Total identifiable net assets acquired	2,082
Goodwill arising on acquisition	2,041

Consideration transferred	4,123

The goodwill is attributable mainly to the presence of the stores and points of sale in key locations. The results of this business acquisition have been included in the consolidated statement of profit or loss from the date of the acquisition.